UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2006

                        Alternative Loan Trust 2006-7CB
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-09

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                87-0698307
             --------                                ----------
   (State or Other Jurisdiction                   (I.R.S. Employer
of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                    91302
---------------------                                 ----------
(Address of Principal                                 (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
---------  -----------

Item 8.01 Other Events.
          -------------

On March 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-7CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On March 30, 2006, Credit Suisse Securities (USA) LLC, the Underwriter, entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of March 30, 2006, by and among the Underwriter, and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.2.

On March 30, 2006, Credit Suisse International, as corridor contract counterparty (the "Counterparty") and the Corridor Contract Administrator, entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto. The ISDA Master Agreement and Schedule thereto are annexed hereto as Exhibit 99.3 and Exhibit 99.4, respectively.

On March 30, 2006, Credit Suisse Management LLC, an affiliate of the Underwriter entered into three novation confirmations (the "Novation Confirmations"), dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, The Bank of New York, as Corridor Contract Administrator for Alternative Loan Trust 2006-7CB and the Counterparty, pursuant to which Credit Suisse Management LLC, an affiliate of the Underwriter, assigned all of its rights and delegated all of its duties and obligations under three certain old confirmations between Credit Suisse Management LLC, an affiliate of the Underwriter, and the Counterparty, to the Corridor Contract Administrator. The Novation Confirmations are annexed hereto as Exhibit 99.5, Exhibit 99.6 and Exhibit 99.7, respectively.

On March 30, 2006, the Corridor Contract Administrator and the Counterparty entered into three new confirmations (the "New Confirmations"), dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty, which New Confirmations amended, restated and superseded those certain old confirmations between Credit Suisse Management LLC, an affiliate of the Underwriter, and the Counterparty. The New Confirmations are annexed hereto as Exhibit 99.8, Exhibit 99.9 and Exhibit 99.10, respectively.

On March 29, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 29, 2006, by and among the Company, as depositor, CHL,


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

CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Credit Suisse International, as counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.11.


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

Section 9  Financial Statements and Exhibits
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Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a)  Financial statements of businesses acquired.
     --------------------------------------------

          Not applicable.

(b)  Pro forma financial information.
     --------------------------------

          Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d)  Exhibits.
     ---------

Exhibit No.       Description
-----------

     99.1 The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

     99.2 The Corridor Contract Administration Agreement, dated as of March 30, 2006, by and among the Corridor Contract Administrator, the Trustee and the Underwriter.

     99.3 The ISDA Master Agreement, dated March 30, 2006, by and between the Counterparty and the Corridor Contract Administrator.

     99.4 The Schedule to the ISDA Master Agreement, dated March 30, 2006, by and between the Counterparty and the Corridor Contract Administrator.

     99.5 A Novation Confirmation, dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Corridor Contract Administrator and the Counterparty.

     99.6 A Novation Confirmation, dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Corridor Contract Administrator and the Counterparty.

     99.7 A Novation Confirmation, dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Corridor Contract Administrator and the Counterparty.

     99.8 A New Confirmation, dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty.

     99.9 A New Confirmation, dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty.


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

     99.10 A New Confirmation, dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty.

     99.11 The Item 1115 Agreement, dated as of March 29, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWALT, INC.

                                       By: /s/ Darren Bigby
                                          -----------------
                                       Darren Bigby
                                       Vice President

Dated: April 14, 2006


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

                                 Exhibit Index
                                 -------------

Exhibit
-------

     99.1 The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

     99.2 The Corridor Contract Administration Agreement, dated as of March 30, 2006, by and among the Corridor Contract Administrator, the Trustee and the Underwriter.

     99.3 The ISDA Master Agreement, dated March 30, 2006, by and between the Counterparty and the Corridor Contract Administrator.

     99.4 The Schedule to the ISDA Master Agreement, dated March 30, 2006, by and between the Counterparty and the Corridor Contract Administrator.

     99.5 A Novation Confirmation, dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Corridor Contract Administrator and the Counterparty.

     99.6 A Novation Confirmation, dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Corridor Contract Administrator and the Counterparty.

     99.7 A Novation Confirmation, dated as of March 30, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Corridor Contract Administrator and the Counterparty.

     99.8 A New Confirmation, dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty.

     99.9 A New Confirmation, dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty.

     99.10 A New Confirmation, dated as of March 30, 2006, by and between the Corridor Contract Administrator and the Counterparty.

     99.11 The Item 1115 Agreement, dated as of March 29, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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